Exhibit 99.1

BriaCell Therapeutics Corp

CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

As of October 31, 2021

Expressed in United States Dollars

(Unaudited)

NOTICE TO READER

As of July 31, 2022, BriaCell Therapeutics Corp. (the “Company”) determined that it no longer qualified as a “foreign private issuer” as such term is defined in Rule 405 under the Securities Act. This means that, as of August 1, 2022, the Company has been required to comply with all of the periodic disclosure requirements of the Securities Exchange Act of 1934 applicable to U.S. domestic issuers, such as Forms 10-K, 10-Q and 8-K, rather than the forms the Company has filed with the Securities and Exchange Commission (“SEC”) in the past, as a foreign private issuer, such as Forms 40-F and 6-K. Accordingly, the Company is now required to prepare its financial statements filed with the SEC in accordance with generally accepted accounting principles in the United States (“U.S. GAAP”).

As required pursuant to section 4.3(4) of National Instrument 51-102 – Continuous Disclosure Obligations, the Company must restate its interim financial statements for the fiscal year ended July 31, 2022 in accordance with U.S. GAAP, such interim financial statements having previously been prepared in accordance with International Financial Reporting Standards as issued by the International Accounting Standards Board.

The attached restated condensed interim consolidated financial statements (the “Financial Statements”) for the three month period ended October 31, 2021 and 2020 have been prepared in accordance with U.S. GAAP, are current as of December 14, 2021 and provide financial information for the three month period ended October 31, 2021 and 2020, as restated on October 27, 2022. Other than as expressly set forth above, the revised Financial Statements do not, and do not purport to, update or restate the information in the original condensed interim consolidated financial statements or reflect any events that occurred after the date of the filing of the original condensed interim consolidated financial statements.

The Company’s Annual Report on Form 10-K (the “Annual Report”) dated October 27, 2022 is available under the Company’s profile on SEDAR at www.sedar.com and on EDGAR at www.sec.gov. Readers are cautioned that these Financial Statements should be read in conjunction with the Annual Report, including the consolidated financial statements and the related notes thereto included in Item 8 thereof.

BriaCell Therapeutics Corp

Condensed Consolidated Balance Sheet
(Unaudited, expressed in US Dollars, except share and per share data)

	October 31, 2021	July 31, 2021
	(Unaudited)
ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$55,490,086	$57,268,685
Amounts receivable	19,329	12,574
Prepaid expenses and other current assets	406,786	516,891
Total current assets	55,916,201	57,798,150

NON-CURRENT ASSETS:
Investments	2	2
Intangible assets, net	241,793	245,610
Total non-current assets	241,795	245,612

Total assets	$56,157,996	$58,043,762

LIABILITIES AND SHAREHOLDERS’ EQUITY

CURRENT LIABILITIES:
Trade payables	$240,051	$214,116
Accrued expenses and other payables	191,315	342,679
Total current liabilities	431,366	556,795

NON-CURRENT LIABILITIES:
Warrant liability	54,115,889	29,789,260
Government loans	26,964	25,986
Total non-current liabilities	54,142,853	29,815,246

SHAREHOLDERS’ EQUITY:
Share Capital of no par value - Authorized: unlimited at October 31, 2021 and July 31, 2021, respectively; Issued and outstanding: 15,370,412 and 15,269,853 shares October 31, 2021 and July 31, 2021, respectively	55,701,579	54,774,172
Additional paid in capital	2,696,264	2,178,130
Accumulated other comprehensive loss	(138,684)	(138,684)
Accumulated deficit	(56,675,382)	(29,141,897)
Total shareholders’ equity (deficit)	1,583,777	27,671,721

Total liabilities and shareholders’ equity (deficit)	$56,157,996	$58,043,762

The accompanying notes are an integral part of the condensed consolidated financial statements.

BriaCell Therapeutics Corp

Condensed Consolidated Statements of Operations and Comprehensive Loss

(Unaudited, expressed in US Dollars, except share and per share data)

	Three months ended October 31,
	2021	2020
	(Unaudited)	(Unaudited)
Operating Expenses:
Research and development expenses	$875,636	$149,062
General and administrative expenses	1,409,173	231,309
Total operating expenses	2,284,809	380,371

Operating loss	(2,284,809)	(380,371)
Financial expenses, net	(25,248,676)	(40,956)
Loss for the period	(27,533,485)	(421,327)
Other comprehensive loss - Foreign currency translation adjustment	-	35,340
Comprehensive loss for the period	$(27,533,485)	$(385,987)
Net loss per share – basic and diluted	$(1.81)	$(0.54)
Weighted average number of shares used in computing net basic and diluted earnings per share of common stock	15,238,646	774,401

The accompanying notes are an integral part of the condensed consolidated financial statements.

BriaCell Therapeutics Corp

Condensed Consolidated Statements of Changes in Shareholders’ Equity (Deficit)

(Unaudited, expressed in US Dollars, except share and per share data)

	Share capital		Additional paid in	Accumulated other comprehensive	Accumulated	Total shareholders’
	Number	Amount	capital	loss	deficit	Equity (deficit)
Balance, July 31, 2021	15,269,583	$54,774,172	$2,178,130	$(138,684)	$(29,141,897)	$27,671,721
Exercise of warrants	100,829	927,407	-	-	-	927,407
Issuance of options	-	-	518,134	-	-	518,134
Loss for the period	-	-	-	-	(27,533,485)	(27,533,485)
Balance, October 31, 2021	15,370,412	$55,701,579	$2,696,264	$(138,684)	$(56,675,382)	$1,583,777

BriaCell Therapeutics Corp

Condensed Consolidated Statements of Changes in Shareholders’ Equity (Deficit)

(Unaudited, expressed in US Dollars, except share and per share data)

	Share capital		Additional paid in	Accumulated other comprehensive	Accumulated	Total shareholders’ Equity
	Number	Amount	capital	loss	deficit	(deficit)
Balance, July 31, 2020	721,962	$12,263,858	$2,446,886	$(138,684)	$(17,312,812)	$(2,740,752)
Issuance of shares for debt	50,000	329,670	-	-	-	329,670
Loss for the period	-	-	-	-	(421,327)	(421,327)
Balance, October 31, 2020	771,962	$12,593,528	$2,446,886	$(138,684)	$(17,734,139)	$(2,832,409)

The accompanying notes are an integral part of the condensed consolidated financial statements.

BriaCell Therapeutics Corp

Condensed Consolidated Statements of Cash Flows

(Unaudited, expressed in US Dollars, except share and per share data)

	Three months ended October 31,
	2021	2020
	(Unaudited)	(Unaudited)
Cash flow from operating activities
Net loss	$(27,533,485)	$(421,327)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	3,817	3,814
Share-based compensation	518,134	-
Interest expense	979	6,674
Loss on extinguishment of settlement of debt	-	25,234
Remeasurement of warrants	25,254,036	-
Changes in assets and liabilities:
Decrease (increase) in amounts receivable	(6,755)	15,891
Decrease (increase) in prepaid expenses	110,105	(3,556)
Increase (decrease) in accounts payable	29,334	(26,371)
Increase (decrease) in accrued expenses and other payables	(154,763)	341,544
Total cash flow from operating activities	(1,778,599)	(58,097)

Cash flows from financing activities
Proceeds from receipt of short-term loans	-	27,102
Total cash flow from financing activities	-	27,102

Effects of changes in foreign exchange	-	16,738
Decrease in cash and cash equivalents	(1,778,599)	(30,994)
Cash and cash equivalents at beginning of the period	57,268,685	21,249
Cash and cash equivalents at end of the period	$55,490,086	$6,993

The accompanying notes are an integral part of the condensed consolidated financial statements.

BriaCell Therapeutics Corp

Notes to the Condensed Consolidated Financial Statements

(Unaudited, expressed in US Dollars, except share and per share data and unless otherwise indicated)

NOTE 1:	GENERAL

a.	BriaCell Therapeutics Corp. (“BriaCell” or the “Company”) was incorporated under the Business Corporations Act (British Columbia) on July 26, 2006 and is listed on the TSX Venture Exchange (“TSX Venture”). The Company trades on the TSX Venture under the symbol “BCT.V”. On February 24, 2021, the Company also trades on the Nasdaq Capital Market (“NASDAQ”) under the symbols “BCTX” and “BCTXW”.

b.	BriaCell is an immuno-oncology biotechnology company. BriaCell owns the US patent to Bria-IMT™, a whole-cell cancer vaccine (US Patent No.7674456) (the “Patent”). The Company is currently advancing its immunotherapy program, Bria-IMT™, to complete a 24-subject Phase I/IIa clinical trial and by research activities in the context of BriaDx™, a companion diagnostic test to identify patients likely benefitting from Bria-IMT™.

c.	Basis of presentation of the financial statements:

The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for interim financial information and in accordance with the instructions to Form 10-Q and Article 10 of Regulation S-X promulgated by the U.S Securities and Exchange Commission (the “SEC”). Certain information or footnote disclosures normally included in financial statements prepared in accordance with GAAP have been condensed or omitted, pursuant to the rules and regulations of the SEC for interim financial reporting. Accordingly, they do not include all the information and footnotes necessary for a complete presentation of financial position, results of operations, or cash flows. In the opinion of management, the accompanying unaudited condensed consolidated financial statements include all adjustments, consisting of a normal recurring nature, which are necessary for a fair presentation of the financial position, operating results and cash flows for the periods presented.

The accompanying unaudited condensed consolidated financial statements should be read in conjunction with the Company’s Annual Report as of July 31, 2022 and 2021 filed with the SEC on October 27, 2022. The interim period results do not necessarily indicate the results that may be expected for any other interim period or for the full fiscal year.

Prior to 2021, the Company prepared its financial statements, including its condensed financial statements, in accordance with International Financial Reporting Standards (IFRS), as issued by the International Accounting Standards Board (IASB), as permitted in the United States based on the Company’s qualification as a “foreign private issuer” under the rules and regulations of the SEC. In connection with the loss of the Company’s status as a foreign private issuer effective on August 1, 2022, the Company, as a domestic filer, prepares its consolidated financial statements in accordance with U.S. GAAP, and restated its condensed consolidated financial statements as of October 31, 2021 to be prepared in accordance with U.S. GAAP.

d.	The Company continues to devote substantially all of its efforts toward research and development activities. In the course of such activities, the Company has sustained operating losses and expects such losses to continue in the foreseeable future. The Company’s accumulated deficit as of October 31, 2021 was $56,675,382 and negative cash flows from operating activities during the three-month period ended October 31, 2021 was $1,778,599. The Company is planning to finance its operations from its existing and future working capital resources and to continue to evaluate additional sources of capital and financing. The Company believes that its existing capital resources will be adequate to satisfy its expected liquidity requirements for at least twelve months from the issuance of the condensed consolidated financial statements.

e.	The Company has a wholly-owned U.S. subsidiary, BriaCell Therapeutics Corp. (“BTC”), which was incorporated in April 3, 2014, under the laws of the state of Delaware. BTC has a wholly-owned subsidiary, Sapientia Pharmaceuticals, Inc. (“Sapientia” and together with BTC the “Subsidiaries”), which was incorporated in September 20, 2012, under the laws of the state of Delaware. The Company has one operating segment and reporting unit.

f.	Since January 2020, the Coronavirus outbreak has dramatically expanded into a worldwide pandemic creating macro-economic uncertainty and disruption in the business and financial markets. Many countries around the world, including Canada and the United States have been taking measures designated to limit the continued spread of the Coronavirus, including the closure of workplaces, restricting travel, prohibiting assembling, closing international borders and quarantining populated areas. Such measures present concerns that may dramatically affect the Company’s ability to conduct its business effectively.

The Company may face difficulties recruiting or retaining patients in our ongoing and planned clinical trials if patients are affected by the virus or are fearful of visiting or traveling to our clinical trial sites because of the outbreak of COVID-19. In the event that clinical trial sites are slowed down or closed to enrolment in our trials, this could have a material adverse impact on our clinical trial plans and timelines. The Company is continuing to assess its business plans and the impact COVID-19 is having on the Company’s clinical trial timelines and the Company’s ability to recruit candidates for clinical trials. The extent to which COVID-19 and global efforts to contain its spread will impact our operations will depend on future developments, which are highly uncertain and cannot be predicted at this time, and include the duration, severity and scope of the outbreak and the actions taken to contain or treat the coronavirus outbreak. The Company currently believes that the execution of our clinical trials and research programs are delayed by at least one quarter due to COVID-19.

BriaCell Therapeutics Corp

Notes to the Condensed Consolidated Financial Statements

(Unaudited, expressed in US Dollars, except share and per share data and unless otherwise indicated)

NOTE 2:	SIGNIFICANT ACCOUNTING POLICIES

a.	Use of estimates:

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates, judgments and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. The Company’s management believes that the estimates, judgment and assumptions used are reasonable based upon information available at the time they are made. These estimates, judgments and assumptions can affect the reported amounts of assets and liabilities at the dates of the consolidated financial statements, and the reported amount of expenses during the reporting periods. Actual results could differ from those estimates.

a.	Recently issued and adopted accounting standards:

As an “emerging growth company,” the Jumpstart Our Business Startups Act (“JOBS Act”) allows the Company to delay adoption of new or revised accounting pronouncements applicable to public companies until such pronouncements are made applicable to private companies. The Company has elected to use this extended transition period under the JOBS Act. The adoption dates discussed below reflects this election.

1.	In June 2016, the FASB issued ASU No. 2016-13 (Topic 326), Financial Instruments—Credit Losses: Measurement of Credit Losses on Financial Instruments, which replaces the existing incurred loss impairment model with an expected credit loss model and requires a financial asset measured at amortized cost to be presented at the net amount expected to be collected. The guidance will be effective for the Company for fiscal years beginning after December 15, 2022. Early adoption is permitted. Effective August 1, 2021, the Company early adopted ASU 2016-13. Adoption of the new standard did not have a material impact on the financial statements.

2.	In August 2020, the FASB issued ASU 2020-06, Debt - Debt with Conversion and Other Options (Subtopic 470-20) and Derivatives and Hedging - Contracts in Entity’s Own Equity (Subtopic 815-40): Accounting for Convertible Instruments and Contracts in an Entity’s Own Equity (“ASU 2020-06”). The final guidance issued by the FASB for convertible instruments eliminates two of the three models in ASC 470-20 that require separate accounting for embedded conversion features. Separate accounting is still required in certain cases. Additionally, among other changes, the guidance eliminates some of the conditions for equity classification in ASC 815-40-25 for contracts in an entity’s own equity. The guidance also requires entities to use the if-converted method for all convertible instruments in the diluted earnings per share calculation and include the effect of share settlement for instruments that may be settled in cash or shares, except for certain liability-classified share-based payment awards. ASU 2020-06 is effective for the company for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years. Early adoption is permitted for fiscal years beginning after December 15, 2020. Effective August 1, 2021, the Company early adopted ASU 2020-06. Adoption of the new standard did not have a material impact on the financial statements.

3.	In November 2021, the FASB issued ASU No. 2021-10, Government Assistance (Topic 832): Disclosure by Business Entities about Government Assistance (ASU 2021-10), which improves the transparency of government assistance received by most business entities by requiring the disclosure of: (1) the types of government assistance received; (2) the accounting for such assistance; and (3) the effect of the assistance on a business entity’s financial statements. This guidance is effective for financial statements issued for annual periods beginning after 15 December 2021. Early adoption is permitted. Adoption of the new standard did not have a material impact on the financial statements.

BriaCell Therapeutics Corp

Notes to the Condensed Consolidated Financial Statements

(Unaudited, expressed in US Dollars, except share and per share data and unless otherwise indicated)

NOTE 4:	CONTINGENT LIABILITIES AND COMMITMENTS

a.	Legal proceedings:

On May 19, 2021, Alpha Capital Anstalt (“Alpha”) filed a lawsuit in the New York State Supreme Court, Commercial Division, New York County against BriaCell Therapeutics Corp. (“BriaCell”), alleging that BriaCell breached a loan contract when it refused to reprice and extend the term of warrants purported held by Alpha in spring 2021, seeking monetary and injunctive relief for delivery of those amended warrants. Counterclaiming and defending against Alpha’s complaint, BriaCell alleges that Alpha’s loan to BriaCell is unenforceable both because the loan is criminally usurious under New York law and because Alpha acted as an unregistered securities dealer in violation of American securities law. BriaCell also has alleged that Canadian securities law, regulation, and rules prohibited it from amending the warrants to comply with Alpha’s spring 2021 demands. On May 11, 2022, Alpha moved to dismiss BriaCell’s operative Amended Counterclaim. The parties have fully briefed that motion, and the Court has calendared oral argument on that motion for February 7, 2023. Expert discovery is ongoing and may affect the value of the parties’ respective claims and damages.

The Company disagrees with Alpha’s claims, is defending these claims, and has filed a counter claim. At this time, whilst it is impossible to provide any guarantee as to the outcome of the lawsuit, it is the Company’s assessment, based on advice from the Company’s legal counsel at this time, and based on the information known by the Company, that it’s more likely than not that BriaCell will not have to pay Alpha in the litigation.

b.	Lease

The Company is currently on a month-to-month lease arrangement for office and lab space in New York, New York in the amount of approximately $8,600 per month.

NOTE 5:	FAIR VALUE MEASUREMENTS

The following table presents information about our financial instruments that are measured at fair value on a recurring basis as of October 31, 2021 and July 31, 2021:

	Fair Value Measurements at
	October 31, 2021			July 31, 2021
	Level 1	Level 2	Total	Level 1	Level 2	Total
Financial Assets:
Cash and cash equivalents	55,490,086	-	55,490,086	57,268,685	-	57,268,685

Total assets measured at fair value	$55,490,086	$-	$55,490,086	$57,268,685	$-	$57,268,685

Financial liabilities:
Warrants liability	19,621,242	34,494,647	54,115,889	7,426,535	22,362,725	29,789,260

Total liabilities measured at fair value	$19,621,242	$34,494,647	$54,115,889	$7,426,535	$22,362,725	$29,789,260

We classify our cash and cash equivalents and the liability in respect of publicly traded warrants within Level 1 because we use quoted market prices in active markets.

The fair value of the warrant liability for non-public warrants is measured using inputs other than quoted prices included in Level 1 that are observable for the liability either directly or indirectly, and thus are classified as Level 2 financial instruments.

BriaCell Therapeutics Corp

Notes to the Condensed Consolidated Financial Statements

(Unaudited, expressed in US Dollars, except share and per share data and unless otherwise indicated)

NOTE 6:	SHAREHOLDERS’ EQUITY (DEFICIT)

a) Authorized share capital

The authorized share capital consists of an unlimited number of common shares with no par value.

b) Issued share capital

During the three-month period ended October 31, 2021, the Company issued shares as follows:

(i)	On August 18, 2020, the Company issued 50,000 Shares to Sichenzia Ross Ference LLP or certain members or employees of Sichenzia Ross Ference LLP as compensation for legal services. The shares were valued at $6.59 per share and the Company recorded a loss on the extinguishment of debt of $25,234.

ii)	During the three-month period ended October 31, 2021, 246,412 compensation warrants with a weighted average exercise price of $5.31 per warrant were exercised into 100,829 common shares by way of a cashless exercise.

BriaCell Therapeutics Corp

Notes to the Condensed Consolidated Financial Statements

(Unaudited, expressed in US Dollars, except share and per share data and unless otherwise indicated)

NOTE 6:	SHAREHOLDERS’ EQUITY (DEFICIT) (Cont.)

c) Share buyback program

On September 9, 2021 the Company approved a repurchase program whereby the Company may purchase through the facilities of the TSX Venture or NASDAQ (i) up to 1,341,515 common shares (the “Common Shares”) and (ii) up to 411,962 publicly traded BCTXW warrants (the “Listed Warrants”) in total, representing 10% of the 13,415,154 Common Shares and 10% of the 4,119,622 Listed Warrants comprising the “public float” as of September 8, 2021, over the next 12 months (the “Buyback”). Independent Trading Group (ITG) Inc. will act as the Company’s advisor and dealer manager in respect of the Buyback. The Company received final regulatory approval on September 22, 2021.

d) Share Purchase Warrants

There were no changes in share purchase warrants for the three-month period ended October 31, 2020.

A summary of changes in share purchase warrants for the three-month period ended October 31, 2021 is presented below:

	Number of warrants outstanding	Weighted average exercise price
	(Unaudited)	(Unaudited)
Balance, July 31, 2021	9,464,152	$5.84
Expired during the period	(4,771)	(29.30)
Balance, October 31, 2021	9,459,381	5.83

BriaCell Therapeutics Corp

Notes to the Condensed Consolidated Financial Statements

(Unaudited, expressed in US Dollars, except share and per share data and unless otherwise indicated)

NOTE 6:	SHAREHOLDERS’ EQUITY (DEFICIT) (Cont.)

d) Share Purchase Warrants (continued)

As of October 31, 2021, warrants outstanding were as follows:

Number of Warrants	Exercise Price	Exercisable At October 31, 2021	Expiry Date
17,718	$29.30	17,718	November 2021 to June 2022
51,698	$4.41	51,698	November 16, 2025
4,219,622	$5.31	4,219,622	February 26, 2026 – April 26, 2026
5,170,343	$6.19	5,170,343	December 7, 2026
9,459,381		9,459,381

e) Compensation Warrants

There were no changes in compensation warrants in the three month period ended October 31, 2020.

A summary of changes in compensation warrants for the three-month period ended October 31, 2021 is presented below:

	Number of warrants outstanding	Weighted average exercise price
Balance, July 31, 2021	601,643	$5.68
Exercised	(246,412)	(5.31)
Balance, October 31, 2021	355,231	$5.94

BriaCell Therapeutics Corp

Notes to the Condensed Consolidated Financial Statements

(Unaudited, expressed in US Dollars, except share and per share data and unless otherwise indicated)

NOTE 6:	SHAREHOLDERS’ EQUITY (DEFICIT) (Cont.)

e) Compensation Warrants (continued)

As at October 31, 2021, compensation warrants outstanding were as follows:

Number of Warrants	Exercise Price	Exercisable At October 31, 2021	Expiry Date
4,890	$4.41	4,890	November 16, 2025
91,824	$5.31	91,824	February 26, 2026
258,517	$6.19	258,517	June 7, 2026
355,231		355,231

f) Warrant liability continuity

The following table presents the summary of the changes in the fair value of the warrants:

Warrants liability

Balance as of August 1, 2021	$29,789,260
Issuance of warrants	-
Exercise of warrants	$(927,407)
Change in fair value	$25,254,036

Balance as of October 31, 2021	$54,115,889

The key inputs used in the valuation of the non-public warrants as of October 31, 2021 and at July 31, 2021 were as follows:

	October 31, 2021	July 31, 2021
	(Unaudited)	(Audited)
Share price	$7.95	$5.23
Exercise price	$5.31-6.19	$5.31-6.19
Expected life (years)	4.32-5.10	4.58-5.35
Volatility	100%	100%
Dividend yield	0%	0%
Risk free rate	1.19%	0.70%

NOTE 7:	SHARE-BASED COMPENSATION

a.	The following table summarizes the number of options granted to directors, officers, employees and consultants under the option plan for three-month period ended October 31, 2021 and related information:

	Number of options	Weighted average exercise price	Weighted average remaining contractual term (in years)	Aggregate intrinsic value

Balance as of July 31, 2021	674,666	$4.38	3.91	$573,466

Granted	100,000	5.74	4.84	105,000

Balance as of October 31, 2021	774,666	4.56	4.46	2,626,118

Exercisable as of October 31, 2021	774,666	$4.56	4.46	$2,626,118

There were no share-based compensation grants for the three month period ended October 31, 2020.

The weighted-average grant date per-share fair value of stock options granted during three-month period ended October 31, 2021 was $5.18. As of October 31, 2021, there are $nil of total unrecognized costs related to share-based compensation.

On September 1, 2021, the Company issued 100,000 options to a consultant with an exercise price of $5.74, which vest immediately and expire on September 1, 2026. The fair value of the stock options was $518,134. The fair value was estimated using the Black-Scholes option pricing model and the following weighted average assumptions: share price - $6.79; exercise price - $5.74; expected life - 5 years; annualized volatility - 100%; dividend yield - 0%; risk free rate – 0.80%

BriaCell Therapeutics Corp

Notes to the Condensed Consolidated Financial Statements

(Unaudited, expressed in US Dollars, except share and per share data and unless otherwise indicated)

NOTE 7:	SHARE-BASED COMPENSATION (Cont.)

b.	The following table lists the inputs to the Black-Scholes option-pricing model used for the fair value measurement of equity-settled share options for the above Options Plans for the three month period ended October 31, 2021 and 2020:

	Three months ended October 31,
	2021	2020
	(Unaudited)	(Unaudited)
Dividend yield	0%	-
Expected volatility of the share prices	100%	-
Risk-free interest rate	0.80%	-
Expected term (in years)	5	-

c.	The following table summarizes information about the Company’s outstanding and exercisable options granted to employees as of October 31, 2021

Exercise price	Options outstanding as of October 31, 2021	Weighted average remaining contractual term (years)	Options exercisable as of October 31, 2021	Weighted average remaining contractual term (years)	Expiry Date

$5.74	100,000	4.84	100,000	4.84	September 1, 2026
$4.24	612,000	4.41	612,000	4.41	March 29, 2026
$4.24	60,000	4.47	60,000	4.47	April 19, 2026
$16.85	166	2.86	166	2.86	September 9, 2024
$33.70	833	1.67	833	1.67	July 1, 2023
$48.15	1,667	0.36	1,667	0.36	March 10, 2022

	774,666		774,666

d.	The total share-based compensation expense related to all of the Company’s equity-based awards, recognized for the three-month period ended October 31, 2021 and 2020 is comprised as follows:

	Three months ended October 31,
	2021	2020
	(Unaudited)	(Unaudited)
Research and development expenses	-	-
General and administrative expenses	$518,134	-
Total share-based compensation	$518,134	-

BriaCell Therapeutics Corp

Notes to the Condensed Consolidated Financial Statements

(Unaudited, expressed in US Dollars, except share and per share data and unless otherwise indicated)

NOTE 8:	FINANCIAL EXPENSES, NET

	Three months ended October 31,
	2021	2020
	(Unaudited)	(Unaudited)
Interest income	$6,305	-
Interest expense	(979)	(15,722)
Change in fair value of warrant liability	(25,254,036)	-
Foreign exchange gain	34	-
Loss on extinguishment of debt	-	(25,234)
Financial expenses, net	$(25,248,676)	$(40,956)

NOTE 9:	BASIC AND DILUTED NET LOSS PER SHARE

Basic net income (loss) per ordinary share is computed by dividing net income (loss) for each reporting period by the weighted-average number of ordinary shares outstanding during each year. Diluted net income (loss) per ordinary share is computed by dividing net income (loss) for each reporting period by the weighted average number of ordinary shares outstanding during the period, plus dilutive potential ordinary shares considered outstanding during the period, in accordance with ASC No. 260-10 “Earnings Per Share”. The Company experienced a loss in three-month period ended October 31, 2021 and 2020; hence all potentially dilutive ordinary shares were excluded due to their anti-dilutive effect.

	Three months ended October 31,
	2021	2020
	(Unaudited)	(Unaudited)
Numerator:
Net loss available to shareholders of ordinary shares	$(27,533,485)	$(421,327)
Denominator:
Shares used in computing net loss per ordinary shares, basic and diluted	15,238,646	774,401
	$(1.81)	$(0.54)

The following items have been excluded from the diluted weighted average number of shares outstanding because they are anti-dilutive:

	Three months ended October 31,
	2021	2020
	(Unaudited)	(Unaudited)
Employee stock options and warrants excluded from the computation of diluted per share amounts as their effect would be antidilutive	10,714,670	212,287

BriaCell Therapeutics Corp

Notes to the Condensed Consolidated Financial Statements

(Unaudited, expressed in US Dollars, except share and per share data and unless otherwise indicated)

NOTE 10:	SUBSEQUENT EVENTS

The Company evaluated the possibility of subsequent events existing in the Company’s consolidated financial statements through December 14, 2021, the date that the consolidated financial statements were available for issuance. The Company is not aware of any subsequent events which would require recognition or disclosure in the consolidated financial statements, except as noted below.

a. Expiration of warrants.

Subsequent to the period end and through to the date of this report, 7,938 warrants with a weighted average exercise price of $29.30 expired.

b. Option grants

On November 1, 2021, the Company issued 12,600 options with an exercise price of CAD$9.92, and expire on November 1, 2026. 10,000 of the options were issued to a director and vest immediately, and 2,600 options were issued to members of the Company’s scientific advisory board and vest in five equal instalments every six months, with the first instalment vesting in immediately.

c. Exercise of warrants

Subsequent to the period end and through to the date of this report, 33,065 warrants with an exercise price of $5.31 were exercised for gross proceeds of $175,575 and 800,000 warrants with an exercise price of $6.19 were exercised for gross proceeds of $4,952,000. In total, the Company issued 833,065 shares in respect of the exercise of these warrants.

In addition, subsequent to the period end and through to the date of this report 190,742 warrants with an exercise price of $5.31 per warrant were exercised into 73,649 common shares by way of a cashless exercise.

d. Share buy-back program

Subsequent to the period end and through to the date of this report, the Company repurchased a total of 452,182 shares and 141,411 publicly traded warrants with a total value of $4,934,733, of which 364,306 shares and all the warrants have been cancelled.

e. Repayment of CEBA Loan

On December 13, 2021, the Company repaid the CEBA loan in the amount of $23,454.

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